Exhibit 99.1

EXECUTION COPY

NOMINATION AND SHAREHOLDER’S AGREEMENT

by and among

ARMSTRONG WORLD INDUSTRIES, INC.

and

the Members of the ValueAct Group named herein

dated as of December 15, 2014

NOMINATION AND SHAREHOLDER’S AGREEMENT

This Nomination and Shareholder’s Agreement (this “Agreement”) is entered into as of December 15, 2014, by and among Armstrong World Industries, Inc., a Pennsylvania corporation (the “Company”), the persons or entities identified on Schedule I attached hereto (collectively the “ValueAct Group” and each individually, a “member” of the ValueAct Group), and Gregory P. Spivy in his individual capacity and as a member of the ValueAct Group (the “ValueAct Designee”).

W I T N E S S E T H:

WHEREAS, the ValueAct Group is currently the beneficial owner of approximately 9,200,000 shares (the “Shares”) of the common stock, par value $0.01, of the Company (“Common Stock”), which represents approximately [16.8]% of the issued and outstanding Common Stock as of the date hereof;

WHEREAS, the Nominating and Governance Committee of the Board of Directors (the “Governance Committee”) and the Company’s Board of Directors (the “Board”) have considered the qualifications of the ValueAct Designee and conducted such review as they have deemed appropriate, including materials provided by the ValueAct Group and the ValueAct Designee; and

WHEREAS, the Governance Committee has recommended that the Board appoint Gregory P. Spivy to the Board, and the Board has determined that it is in the best interests of the Company to appoint Gregory P. Spivy to the Board , all upon the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

BOARD REPRESENTATION

Section 1.1 The Company hereby agrees that effective as of the date hereof, the Company shall take all action necessary, pursuant to Article III Sections 2 and 3 of the Bylaws of the Company, to add the ValueAct Designee to the Board by increasing the size of the Board by one director and appointing the ValueAct Designee to fill such vacancy.

Section 1.2 Subject to this Agreement remaining in full force and effect and the ValueAct Group, together with the ValueAct Affiliates, continuing to beneficially own at least 7.5% of the then outstanding Common Stock, the Company hereby agrees to (i) include the ValueAct Designee in its slate of nominees for election as directors of the Company at the Company’s 2015 Annual Meeting of Shareholders (the “Covered Meeting”) and (ii) consider the ValueAct Designee for appointment to any standing committee of the board of directors (other than the Audit Committee). For the avoidance of doubt, the Company’s only current standing committees are the Nominating & Governance Committee, the Management Development & Compensation Committee and the Audit Committee. Service by the ValueAct Designee on any special committee of the Board will be determined by the Board on an ad hoc basis.

Section 1.3 As a condition to the appointment of the ValueAct Designee to the Board and his subsequent nomination for election as a director of the Company at the Covered Meetings, the ValueAct Designee (i) agrees to provide to the Company such information as is required to be or is customarily disclosed for directors, candidates for directors and their affiliates and representatives, in proxy statements or other filings under applicable law or stock exchange rules or listing standards or is otherwise necessary for inclusion of the ValueAct Designee in the Board’s slate of nominees, or other information that is reasonable requested by the Company from time to time, (ii) consents to serve as a director of the Company if elected and (iii) agrees to be bound by all policies, codes and guidelines applicable to all directors of the Company, including the Company’s Corporate Governance Principles, and to preserve the confidentiality of the Company’s business and information, including discussions or matters considered in meetings of the Board or Board committees, except to the extent otherwise permitted by the Confidentiality Agreement (as defined below). The ValueAct Group shall cooperate with the ValueAct Designee in complying with the obligations in subclause (i) above.

Section 1.4 The ValueAct Designee agrees that, at all times while serving as a member of the Board, he will (i) meet all director independence and other standards of the Company, the New York Stock Exchange and the Securities and Exchange Commission (“SEC”) and applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including Rule 10A-3; and (ii) be qualified to serve as a director under the Pennsylvania Business Corporation Act (the “PBCA”); (clauses (i), and (ii), the “Conditions”). The ValueAct Designee will promptly advise the Governance Committee if he ceases to satisfy any of the Conditions.

Section 1.5 In the event that the ValueAct Designee no longer serves as a director of the Company, the ValueAct Group shall be entitled to name a substitute nominee, who, provided such director (i) meets the Conditions set forth in Section 1.4 and (ii) is acceptable to the Governance Committee following review of the substitute nominee’s qualifications for director, shall be nominated, in the case of the annual meeting, or appointed, in the case of a mid-term vacancy, by the Board; provided, that such nominee shall become a party to this Agreement and agree to be bound by the terms and provisions hereof as the “ValueAct Designee.”

Section 1.6 Notwithstanding the foregoing, if at any time during the Covered Period (as defined in Section 5.1 below), the ValueAct Group ceases collectively to beneficially own (as defined in Rule 13d-3 promulgated by the SEC under the Exchange Act), in the aggregate, at least 7.5% of the issued and outstanding Common Stock as of such date, (1) the ValueAct Designee shall promptly offer to resign from the Board, and any committee of the Board on which he then sits (and, if requested by the Company, promptly deliver his written resignation to the Board (which shall provide for his immediate resignation) it being understood that it shall be in the Board’s sole discretion whether to accept or reject such resignation) and (2) the Company shall have no further obligations under this Article I. The ValueAct Group agrees to cause the ValueAct Designee to resign from the Board if the ValueAct Designee fails to resign if and when requested pursuant to this Section 1.6.

Section 1.7 The percentage thresholds set forth in Sections 1.2 and 1.6 shall be deemed satisfied notwithstanding a failure to maintain the ownership thresholds specified therein if, and to the extent that, such failure results solely from share issuances or similar Company actions that increase the number of outstanding shares of Common Stock without the taking of any action by any member of the ValueAct Group.

ARTICLE II

COVENANTS

Section 2.1 Each member of the ValueAct Group agrees that, during the Covered Period (unless specifically requested in writing by the Company, acting through a resolution of a majority of the Company’s directors not including the ValueAct Designee), it shall not, and shall cause each of its Affiliates or Associates (as such terms are defined in Rule 12b-2 promulgated by the SEC under the Exchange Act) (collectively and individually, the “ValueAct Affiliates,” provided that no portfolio company of the ValueAct Group shall be deemed a “ValueAct Affiliate” so long as such portfolio company or any of its Affiliates or Associates (A) has not received from the ValueAct Group or the ValueAct Designee information concerning the Company or its business, and (B) is not acting at the request of, in coordination with or on behalf of the ValueAct Group or the ValueAct Designee), not to, directly or indirectly, in any manner, alone or in concert with others:

(a) make, engage in, or in any way participate in, directly or indirectly, any “solicitation” of proxies (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) of the Exchange Act) or consents to vote, or advise, encourage or influence any person with respect to the voting of any securities of the Company or any securities convertible or exchangeable into or exercisable for any such securities (collectively, “securities of the Company”) for the election of individuals to the Board or to approve shareholder proposals, or become a “participant” in any contested “solicitation” for the election of directors with respect to the Company (as such terms are defined or used under the Exchange Act) (other than a “solicitation” or acting as a “participant” in support of all of the nominees of the Board) or make or be the proponent of any shareholder proposal (pursuant to Rule 14a-8 under the Exchange Act or otherwise);

(b) form, join, encourage, influence, advise or in any way participate in any Group (as such term is defined in Section 13(d)(3) of the Exchange Act) with any persons who are not ValueAct Affiliates with respect to any securities of the Company or otherwise in any manner agree, attempt, seek or propose to deposit any securities of the Company in any voting trust or similar arrangement, or subject any securities of the Company to any arrangement or agreement with respect to the voting thereof, except as expressly set forth in this Agreement;

(c) acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise, any securities of the Company or any rights decoupled from the underlying securities of the Company that would result in the ValueAct Group

(together with the ValueAct Affiliates) owning, controlling or otherwise having any beneficial or other ownership interest in more than 19% in the aggregate of the shares of Common Stock outstanding at such time; provided, that, nothing herein will require Common Stock to be sold to the extent the ValueAct Group and the ValueAct Affiliates, collectively, exceed the ownership limit under this paragraph as the result of a share repurchase or similar Company actions that reduces the number of outstanding shares of Common Stock;

(d) sell, offer or agree to sell, directly or indirectly, through swap or hedging transactions or otherwise, the securities of the Company or any rights decoupled from the underlying securities of the Company held by the ValueAct Group or any ValueAct Affiliate to any person or entity not a (A) party to this Agreement, (B) member of the Board, (C) officer of the Company or (D) ValueAct Affiliate (any person or entity not set forth in clauses (A)-(D) shall be referred to as a “Third Party”), that would knowingly result in such Third Party, together with its affiliates and associates, owning, controlling or otherwise having any beneficial or other ownership interest in more than 5% in the aggregate of the shares of Common Stock outstanding at such time, except in a transaction approved by the Board;

(e) effect or seek to effect, offer or propose to effect, cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose to effect or participate in, any tender or exchange offer, merger, consolidation, acquisition, scheme, arrangement, business combination, recapitalization, reorganization, sale or acquisition of material assets, liquidation, dissolution or other extraordinary transaction involving the Company or any of its subsidiaries or joint ventures or any of their respective securities (each, an “Extraordinary Transaction”), or make any public statement with respect to an Extraordinary Transaction; provided, however, that this clause shall not preclude the tender by the ValueAct Group or a ValueAct Affiliate of any securities of the Company into any tender or exchange offer or vote by the ValueAct Group or a ValueAct Affiliate of any securities of the Company with respect to any Extraordinary Transaction;

(f) engage in any short sale or any purchase, sale or grant of any option, warrant, convertible security, stock appreciation right or other similar right (including, without limitation, any put or call option or “swap” transaction) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from a decline in the market price or value of the securities of the Company;

(g) (A) call or seek to call any meeting of shareholders, including by written consent, (B) seek representation, on or nominate any candidate to, the Board, except as set forth herein, (C) seek the removal of any member of the Board, (D) solicit consents from shareholders or otherwise act or seek to act by written consent, (E) conduct a referendum of shareholders, or (F) make a request for any shareholder list or other Company books and records, whether pursuant to Section 1508 of the Pennsylvania Business Corporation Law or otherwise;

(h) take any action in support of or make any proposal or request that constitutes: (A) controlling, changing or influencing the Board or management of the Company, including any plans or proposals to change the number or term of directors or to fill any vacancies on the Board; (B) any material change in the capitalization or dividend policy of the Company; (C) any other material change in the Company’s management, business or corporate structure; (D) seeking to have the Company waive or make amendments or modifications to the Company’s Amended and Restated Articles of Incorporation, By-Laws, as amended or other actions that may impede or facilitate the acquisition of control of the Company by any person; (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange; or (F) causing a class of securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(i) disparage or cause to be disparaged the Company or affiliates thereof or any of its current or former officers or directors;

(j) (A) make any public disclosure, announcement or statement regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets or this Agreement that is inconsistent with the provisions of this Agreement; (B) make, or issue or cause to be made or issued, or in any way encourage any other Person to make or issue or cause to be made or issued, any such public disclosure, announcement or statement in support of any solicitation described in paragraphs (a) or (h) above (other than solicitations by the Company), or (C) take any action that could require the Company to make any public disclosure relating to such intent, purpose, plan, proposal or condition, or any other matter set forth in this agreement;

(k) enter into any substantive discussions, negotiations, agreements, or understandings with any Third Party with respect to any of the foregoing, or advise, assist, knowingly encourage or seek to persuade any Third Party to take any action or make any statement with respect to any of the foregoing, or otherwise take or cause any action or make any statement inconsistent with any of the foregoing; or

(l) request, directly or indirectly, any amendment or waiver of the foregoing.

The foregoing provisions of this Section 2.1 shall not be deemed to (xx) prohibit the ValueAct Group or its directors, officers, partners, employees, members or agents (acting in such capacity) (“Representatives”) from communicating privately with the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel, the Company’s senior investor relations officer, and the Company’s directors, or such other person(s) as the Company may designate in writing, so long as such communications are not intended to, and would not reasonably be expected to, require any public disclosure of such communications; or (yy) limit any actions that may be taken by the ValueAct Designee acting solely as a director of the Company consistent with his fiduciary duties as a director of the Company (it being understood and agreed that the ValueAct Group and the ValueAct Affiliates shall not seek to do indirectly through the ValueAct Designee anything that would be prohibited if done by the ValueAct Group or the ValueAct Affiliates).

Section 2.2 Each member of the ValueAct Group shall cause all shares of Common Stock beneficially owned, directly or indirectly, by it, or by any ValueAct Affiliate, to be present for quorum purposes and to be voted, at the Covered Meeting and any special meeting of shareholders, and at any adjournments or postponements thereof, and further agrees that at the Covered Meeting they shall vote in favor of (i) all directors nominated by the Board for election at such meetings (including the ValueAct Designee as applicable) and, (ii) with respect to routine matters and the advisory vote on executive compensation (say-on-pay), in accordance with the Board’s recommendation.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE VALUEACT GROUP

The ValueAct Group hereby represents and warrants, jointly and severally, to the Company as follows:

Section 3.1 Corporate Organization. Each member of the ValueAct Group that is an entity is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

Section 3.2 Authority Relative to This Agreement. Each member of the ValueAct Group has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the ValueAct Group, constitutes a valid and binding obligation and agreement of the ValueAct and is enforceable against the ValueAct Group in accordance with its terms.

Section 3.3 Ownership of Shares. The ValueAct Group beneficially owns in the aggregate 9,200,000 shares of Common Stock as of the date hereof. The ValueAct Group has the sole power to vote (or cause to be voted) such shares of Common Stock and have good and valid title to the Shares, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the ValueAct Group as follows:

Section 4.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

Section 4.2 Authority Relative to This Agreement. The Company has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall remain in full force and effect for the period (the “Covered Period”) commencing on the date hereof and ending on the date that is the earliest of:

(a) the Company’s material breach of its obligations under this Agreement, provided that (if such breach is curable) the ValueAct Group has provided written notice to the Company of such breach and such breach has not been cured within a thirty (30) day period;

(b) the day immediately following the last day on which a shareholder of the Company may give timely notice of its intent to bring a proposal or director nomination for consideration at the Company’s 2016 Annual Meeting of Shareholders in accordance with Article II, Sections 4 and 5 of the Company’s Amended and Restated Bylaws;

(c) the date that is ninety (90) days after the date that the ValueAct Designee ceases to be a member of the Board; or

(d) such other date established by mutual written agreement of the Company and the ValueAct Group.

Section 5.2 Effect of Termination. Sections 1.3, 1.4, Articles V and VI, and the Confidentiality Agreement shall survive the termination of this Agreement. No termination pursuant to Section 5.1 shall relieve any party hereto from liability for any breach of this Agreement prior to such termination.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Publication.

(b) The Company shall file promptly a Form 8-K reporting entry into this Agreement (the “Form 8-K”) and appending or incorporating by reference this Agreement as an exhibit thereto.

(c) The ValueAct Group shall promptly, but in no case prior to the date of filing of the Form 8-K by the Company pursuant to Section 6.1(a) hereof, file an amendment to its Schedule 13D with respect to the Company, reporting the entry into this Agreement and amending applicable items to conform to its obligations hereunder.

(d) None of the ValueAct Group, the ValueAct Affiliates or the ValueAct Designee shall (i) issue a press release in connection with this Agreement or the actions contemplated hereby or (ii) otherwise make any public statement, disclosure or announcement with respect to this Agreement or the actions contemplated hereby, other than as mutually agreed to by the Company and the ValueAct Group. The foregoing shall not prevent the making of any factual statement as required by applicable legal process, subpoena, or legal requirement or as part of a response to a request for information from any governmental authority with jurisdiction over the party from whom information is sought.

Section 6.2 Confidentiality. The Company hereby agrees that the ValueAct Designee is permitted to and may provide confidential information subject to and in accordance with the terms of the confidentiality agreement in the form attached hereto as Exhibit A (the “Confidentiality Agreement”), after the Confidentiality Agreement has been mutually executed and delivered concurrently with this Agreement.

Section 6.3 Compensation. The ValueAct Designee shall participate in all director compensation and benefit programs in which the Company’s other non-employee directors participate. The Company acknowledges that pursuant to the ValueAct Group’s policies, cash, equity awards and other property received by the ValueAct Designee are held by such person for the benefit of certain members of the ValueAct Group. The Company agrees that it will seek board or appropriate committee approval of all stock-based awards made to the ValueAct Designee for service as a director to the same extent sought for other Company directors for the purpose of making the grant of such awards exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3 thereunder, to the extent such exemption is applicable and available. Without limiting the foregoing, the Company also acknowledges that as a result of the ValueAct Designee’s service on the Board, members of the ValueAct Group may be considered directors of the Company by deputization under applicable interpretations of Section 16 of the Exchange Act. Other than for stock-based awards made to the ValueAct Designee for service as a director, the Company agrees that upon the reasonable advance request of the ValueAct Designee, to the extent an exemption from Section 16(b) of the Exchange Act is applicable and available under such Rule 16b-3, Company will seek board or appropriate committee approval for purposes of Rule 16b-3 for all transactions in classes of Company securities subject to Section 16 and made between the Company, on the one hand, and the ValueAct Designee or any member of the ValueAct Group who may be considered a “director by deputization” and who may be deemed to have an indirect interest in the transaction in question, on the other hand.

Section 6.4 Further Actions. Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement.

Section 6.5 Amendments; Waivers. This Agreement may only be amended pursuant to a written agreement executed by all the parties, and no waiver of compliance with any provision or condition of this Agreement and no consent provided for in this Agreement shall be effective unless evidenced by a written instrument executed by the party against whom such waiver or consent is to be effective. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

Section 6.6 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 6.7 Governing Law. The parties agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that such damage would not be adequately compensable in monetary damages. Accordingly, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware and to require the resignation of the ValueAct Designee from the Board commencing on the date that is 10 days following the date that the ValueAct Designee and/or the ValueAct Group materially breaches its obligations under this Agreement, provided, that, such breach has not been cured prior to the expiration of such 10-day period, in addition to any other remedies at law or in equity, and each party agrees it will not take any action, directly or indirectly, in opposition to another party seeking relief. Each of the parties hereto agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief. Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, and (d) each of the parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address set forth in Section 12 of this Agreement or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

Section 6.8 Notices. All notices, requests, instructions or other documents to be given hereunder by any party to the other parties shall be in writing and shall be deemed duly given (i) upon delivery, when delivered personally, (ii) one (1) business day after being sent by overnight courier or when sent by electronic mail or facsimile transmission (with a confirming copy sent by overnight courier), and (iii) three (3) business days after being sent by registered or certified mail, postage prepaid, as follows:

If to the Company to:

Armstrong World Industries, Inc.

2500 Columbia Avenue

Lancaster, Pennsylvania 17603

Attn: Mark A. Hershey, Esq.

Email: mahershey@armstrong.com

with copies to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attn:	Peter Allan Atkins, Esq.
Eric L. Cochran, Esq.
Steven J. Daniels, Esq.
Email:	peter.atkins@skadden.com
eric.cochran@skadden.com
steven.daniels@skadden.com

If to the ValueAct Group to:

ValueAct Capital

One Letterman Drive

Building D, 4th Floor

San Francisco, CA 94129

Attn: General Counsel

Email: abennington@valueact.com

Section 6.9 Entire Agreement; Assignment. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of and be enforceable only by the parties hereto. No party to this Agreement may assign its rights or delegate its obligations under this Agreement, whether by operation of law or otherwise.

Section 6.10 Third Party Beneficiary. Nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any persons other than the parties hereto, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party.

Section 6.11 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

Section 6.12 Fees and Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and each member of the ValueAct Group has caused this Agreement to be duly executed as of the day and year first above written.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ David S. Schulz
	Name:	David S. Schulz
	Title:	Senior Vice President, Chief Financial Officer

VALUEACT CAPITAL MASTER FUND L.P. By its General Partner, VA Partners I, LLC

By:	/s/ George F. Hamel
	Name:	George F. Hamel
	Title:	Chief Operating Officer

VA PARTNERS I, LLC

By:	/s/ George F. Hamel
	Name:	George F. Hamel
	Title:	Chief Operating Officer

VALUEACT CAPITAL MANAGEMENT, L.P.

By:	/s/ George F. Hamel
	Name:	George F. Hamel
	Title:	Chief Operating Officer

VALUEACT CAPITAL MANAGEMENT, LLC

By:	/s/ George F. Hamel
	Name:	George F. Hamel
	Title:	Chief Operating Officer

VALUEACT HOLDINGS, L.P.

By:	/s/ George F. Hamel
	Name:	George F. Hamel
	Title:	Chief Operating Officer

VALUEACT HOLDINGS GP, LLC

By:	/s/ George F. Hamel
	Name:	George F. Hamel
	Title:	Chief Operating Officer

VALUEACT DESIGNEE:

By:	/s/ Gregory P. Spivy
Gregory P. Spivy

Schedule I

VALUEACT GROUP

ValueAct Capital Master Fund L.P.

VA Partners I, LLC

ValueAct Capital Management, L.P.

ValueAct Capital Management, LLC

ValueAct Holdings, L.P.

ValueAct Holdings GP, LLC

Gregory P. Spivy – For the purposes of this Agreement only and not for purposes of the Confidentiality Agreement

Exhibit A

[CONFIDENTIALITY AGREEMENT]